S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2005 (Dollars in thousands except per share data)								Page 1 of 3

	2004				2005		Six Months Ended
For the period:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2005	June 2004

Interest Income	$35,596	$36,235	$37,728	$39,075	$39,466	$42,144	$81,611	$71,831
Interest Expense	9,506	9,542	10,549	11,287	12,148	13,780	25,928	19,048
Net Interest Income	26,090	26,693	27,179	27,788	27,318	28,364	55,683	52,783
Taxable Equivalent Adjustment	920	923	927	936	975	1,002	1,978	1,842
Net Interest Income (FTE)	27,010	27,616	28,106	28,724	28,293	29,366	57,661	54,625

Provision For Loan Losses	1,500	1,900	1,500	(500)	800	(300)	500	3,400
Net Interest Income After Provisions (FTE)	25,510	25,716	26,606	29,224	27,493	29,666	57,161	51,225

Security Gains, Net	1,520	1,708	1,144	972	1,668	801	2,469	3,228

Service Charges and Fees	2,232	2,359	2,316	2,476	2,181	2,338	4,519	4,591
Wealth Management	1,517	1,525	1,471	1,688	1,643	1,831	3,474	3,042
Insurance	1,076	1,115	1,219	1,148	1,403	1,387	2,790	2,191
Other	2,048	2,474	1,814	2,380	2,191	2,948	5,139	4,522

Total Other Income	6,873	7,473	6,820	7,692	7,418	8,504	15,922	14,346

Salaries and Employee Benefits	8,292	8,006	8,438	8,109	8,798	8,440	17,238	16,298
Occupancy and Equip. Expense, Net	1,720	1,710	1,752	1,900	2,290	1,939	4,229	3,430
Data Processing Expense	999	975	956	1,036	1,035	1,092	2,127	1,974
FDIC Expense	73	74	72	70	74	75	149	147
Other	3,653	4,049	3,680	4,630	3,876	4,059	7,935	7,702

Total Other Expense	14,737	14,814	14,898	15,745	16,073	15,605	31,678	29,551

Income Before Taxes	19,166	20,083	19,672	22,143	20,506	23,366	43,874	39,248
Taxable Equivalent Adjustment	920	923	927	936	975	1,002	1,978	1,842
Applicable Income Taxes	5,290	5,588	5,468	6,655	5,711	6,871	12,582	10,878

Net Income	$12,956	$13,572	$13,277	$14,552	$13,820	$15,493	$29,314	$26,528

Per Common Share Data:

Shares Outstanding at End of Period	26,619,399	26,261,769	26,513,869	26,600,395	26,584,029	26,200,529	26,200,529	26,261,769
Average Shares Outstanding - Diluted	26,950,542	26,644,177	26,709,616	26,896,777	26,951,090	26,644,682	26,797,625	26,797,359
Net Income - Diluted	$0.48	$0.51	$0.50	$0.54	$0.51	$0.58	$1.09	$0.99
Dividends Declared	$0.26	$0.27	$0.27	$0.27	$0.28	$0.28	$0.56	$0.53
Book Value	$12.74	$12.25	$12.77	$13.12	$13.06	$13.09	$13.09	$12.25
Market Value	$30.06	$31.98	$35.71	$37.69	$35.40	$36.10	$36.10	$31.98

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2005 (Dollars in thousands)						Page 2 of 3

	2004				2005
Asset Quality Data	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q

Nonaccrual Loans and Nonperforming Loans	$12,465	$13,514	$15,895	$6,309	$7,331	$5,944
Assets acquired through foreclosure or repossession	2,287	521	2,822	2,119	1,536	945
Nonperforming Assets	14,752	14,035	18,717	8,428	8,867	6,889
Allowance for Loan Losses	32,658	32,792	32,127	34,262	34,339	33,525
Nonperforming Loans / Loans	0.57%	0.60%	0.69%	0.28%	0.32%	0.25%
Allowance for Loan Losses / Loans	1.50%	1.46%	1.40%	1.50%	1.48%	1.40%
Allowance for Loan Losses / Nonperforming Loans	262%	243%	202%	543%	468%	564%
Net Loan Charge-offs (Recoveries)	320	1,765	2,166	(2,635)	723	(455)
Net Loan Charge-offs (Recoveries) (annualized) / Average Loans	0.06%	0.32%	0.38%	-0.46%	0.13%	-0.08%

Balance Sheet (Period-End)

Assets	$2,956,404	$3,006,203	$3,009,776	$2,989,034	$3,027,881	$3,095,177
Earning Assets	2,776,693	2,823,231	2,829,035	2,805,522	2,841,330	2,900,582
Securities	592,761	576,612	536,783	518,171	522,631	509,985
Loans, Gross	2,183,931	2,246,619	2,292,253	2,287,351	2,318,699	2,390,598
Total Deposits	1,977,330	1,976,340	2,079,182	2,176,263	2,168,932	2,208,204
Non-Interest Bearing Deposits	382,110	376,471	416,748	415,812	404,557	409,721
NOW, Money Market & Savings	756,965	742,582	772,783	896,395	904,809	922,923
CD's $100,000 and over	176,512	187,574	197,347	192,761	187,010	201,076
Other Time Deposits	661,743	669,713	692,304	671,295	672,556	674,484
Short-term borrowings	463,000	542,598	456,684	323,384	399,846	410,362
Long-term Debt	116,890	116,894	86,328	86,303	61,115	81,080
Shareholder's Equity	339,095	321,625	338,575	349,129	347,279	342,852

Balance Sheet (Daily Averages)

Assets	$2,908,794	$2,979,134	$3,002,225	$3,000,134	$2,998,237	$3,061,157
Earning Assets	2,732,315	2,798,943	2,821,311	2,818,925	2,813,642	2,869,845
Securities	597,845	583,192	555,568	530,547	518,872	516,704
Loans, Gross	2,134,470	2,215,751	2,264,843	2,285,101	2,294,699	2,353,141
Deposits	1,955,025	1,982,751	2,040,251	2,116,041	2,157,201	2,188,288
Shareholder's Equity	341,835	330,474	333,545	347,105	353,472	347,871

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2005 (Dollars in thousands except per share data)								Page 3 of 3

	2004				2005		Year-to-date
Profitability Ratios (annualized)	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2005	June 2004

Return on Average Assets	1.79%	1.83%	1.76%	1.93%	1.87%	2.03%	1.95%	1.81%
Return on Average Shareholder's Equity	15.24%	16.52%	15.84%	16.68%	15.86%	17.86%	16.86%	15.87%
Yield on Earning Assets (FTE)	5.39%	5.35%	5.46%	5.66%	5.84%	6.04%	5.94%	5.37%
Cost of Interest Bearing Funds	1.79%	1.74%	1.90%	2.06%	2.27%	2.46%	2.37%	1.77%
Net Interest Margin (FTE)(4)	3.98%	3.97%	3.96%	4.05%	4.08%	4.10%	4.09%	3.97%
Efficiency Ratio (FTE)(1)	43.49%	42.22%	42.66%	43.24%	45.01%	41.21%	43.05%	42.84%

Capitalization Ratios

Dividends Paid to Net Income	53.48%	51.06%	53.34%	49.20%	51.96%	48.16%
Shareholder's Equity to Assets (Period End)	11.47%	10.70%	11.25%	11.68%	11.47%	11.08%
Leverage Ratio (2)	9.15%	8.80%	9.15%	9.51%	9.68%	9.27%
Risk Based Capital - Tier I (3)	10.55%	10.10%	10.44%	10.84%	10.86%	10.29%
Risk Based Capital - Tier II (3)	12.31%	11.78%	12.13%	12.58%	12.52%	11.89%

Definitions:

(1)   Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2)  Equity less goodwill to total assets and allowance for loan losses.
(3)  Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity      securities in Tier 2 capital.
(4)  Net interest income, on a fully taxable equivalent basis, annualized divided by quarter to date average earning assets.